EXHIBIT (10)(AH)


                             OFFICE LEASE AGREEMENT

                                      for

                       TOTAL-TEL USA COMMUNICATIONS, INC.

                                      INDEX


Section       Name..............................................................Page
-------       ----                                                              ----
1.            Definitions and Certain Basic Provisions........................... 1
2.            Lease and Demise................................................... 1
3.            Term .............................................................. 2
4             Use ............................................................... 2
5.            Base Rental........................................................ 2
6.            Base Rental Adjustment............................................. 2
7.            Basic Costs Defined................................................ 3
8.            Completion of Leasehold Improvements............................... 4
9.            Acceptance of Premises and Building By Tenant...................... 4
10.           Services to Be Furnished By Landlord............................... 4
11.           Keys and Locks..................................................... 5
12.           Graphics........................................................... 5
13.           Maintenance and Rep airs by Landlord............................... 5
14.           Repairs by Tenant.................................................. 5
15.           Care of premises................................................... 5
16.           Peaceful Enjoyment................................................. 6
17.           Holding Over....................................................... 6
18.           Alterations, Additions, and Improvements........................... 6
19.           Legal Use and Violations of Insurance.............................. 6
20.           Compliance with Laws and Regulations; Indemnification.............. 6
21.           Nuisance........................................................... 7
22.           Entry by Landlord.................................................. 7
23.           Assignment and Subletting.......................................... 7
24.           Transfers by Landlord.............................................. 8
25.           Subordination to Mortgage.......................................... 8
26.           Construction Lien.................................................. 9
27.           Estoppel Certificate............................................... 9
28.           Events of Default.................................................. 9
29.           Lien for Rent..................................................... 10
30.           Attorneys' Fees................................................... 10
31.           No Implied Waiver................................................. 11
32.           Casualty Insurance................................................ 11
33.           Liability Insurance............................................... 11
34.           Indemnity......................................................... 11
35.           Waiver of Subrogation Rights...................................... 11
36.           Casualty Damage................................................... 12
37.           Condemnation...................................................... 12
38.           Damages from Certain Causes....................................... 12
39.           Notice and Cure................................................... 12
40.           Personal Liability................................................ 12
41.           Notice............................................................ 12
42.           Captions ......................................................... 13
43.           Entirety and Amendments........................................... 13
44.           Severability...................................................... 13
45.           Binding Effect.................................................... 13
46.           Number and Gender of Words........................................ 13
47.           Recordation....................................................... 13
48.           Governing Law..................................................... 13
49.           Interest Rate..................................................... 13
50.           Force Majeure..................................................... 13
51.           Rules and Regulations............................................. 13
52.           Reserved Rights................................................... 13
53.           Approval by Landlord's Mortgagees................................. 14
54.           Brokers........................................................... 14
55.           Substitute Space.................................................. 14
56.           Time of Essence................................................... 14
57.           Best Efforts...................................................... 14
58.           No Reservation.................................................... 14
59.           Consents.......................................................... 15
60.           Legal Authority................................................... 15
61.           Hazardous Materials............................................... 15
62.           Waiver of Jury Trial.............................................. 15
63.           Exhibits, Riders and Addenda...................................... 16



EXHIBITS:
--------

EXHIBIT A    DESCIIIPTION OF LAND
EXHIBIT B    FLOOR PLAN OF PREMISES
EXHIBIT C    BUILDING RULES AND REGULATIONS
EXHIBIT D    WORK LETTER
EXHIBIT E    PARKING AGREEMENT
EXHIBIT F    RENEWAL OPTION

                             OFFICE LEASE AGREEMENT

         THIS LEASE AGREEMENT ("Lease") is entered into as of the 6th day of December, 1999, between COMMERCE CENTER HOLDINGS, INC., a Delaware corporation ("Landlord"), whose address is c/o GE Capital Realty Group, Inc., 16479 Dallas Parkway, Suite 400, Addison, Texas 75001-2512, Attention: Asset Management and Legal Department, and TOTALTEL USA COMMUNICATIONS, INC., a _____________________________ ("Tenant"), whose address until the Commencement Date (as hereinafter defined) is , and whose address thereafter will be that of the Premises (as hereinafter defined).

                              W I T N E S S E T H:

         1. Definitions and Certain Basic Provisions. The following capitalized terms shall have the meaning indicated for purposes of this Lease:

                  (a) Tenant's Guarantor (if applicable, attach Guaranty as an exhibit): None.

                  (b) "Building": Landlord's property known as Commerce Center located at 1810 Chapel Avenue West in the Township of Cherry Hill, New Jersey, the land on which such property is located being described or shown on EXHIBIT A attached hereto.

                  (c) "Premises": the leased premises located in the Building and being conclusively deemed to contain 1,926 square feet (the "Net Rentable Area"), as shown on the floor plan attached as Exhibit B hereto.

                  (d) "Commencement Date": October 1, 1999, which date may be extended in accordance with Section 3 below.

                  (e) "Lease Term": Commencing on the Commencement Date and continuing for three (3) years and zero (0) months after the Commencement Date; provided that if the Commencement Date is a date other than the first day of a calendar month, the Lease Term shall be extended by the number of days remaining in the calendar month in which the Commencement Date occurs.

                  (f) "Base Rental": $38,520.00 per year, payable in monthly installments of$3,210.00, at the commencement of the Lease Term, subject to adjustment in accordance with Section 6 of this Lease.

                  (g) "Security Deposit": $3,210.00, such Security Deposit being due and payable upon execution of this Lease.

         2. Lease and Demise. Subject to the terms and conditions hereinafter set forth, and each in consideration of the duties, covenants, and obligations of the other hereunder, Landlord does hereby lease to Tenant, and Tenant does hereby tease from Landlord, the Premises.

         3. Term.

                  (a) Subject to the terms and conditions set forth herein, this Lease shall continue in force for the Lease Term.

                  (b) If the Premises are not ready for occupancy by Tenant on the Commencement Date, Landlord shall not be liable for any costs, claims, damages, or liabilities incurred by Tenant as a result thereof and the Lease Term and the obligations of Tenant hereunder shall nonetheless commence and continue in full force and effect; provided, however, if the Premises are not ready for occupancy on the Commencement Date due to omission, delay, or default on the part of Landlord, the Lease Term shall not commence until the Premises are ready for occupancy by Tenant. In such event, the Commencement Date shall be deemed to be postponed to the date the Premises are ready for occupancy, whereupon the Lease Term shall commence. Such postponement of rent and of the Commencement Date of this Lease shall constitute fall settlement of all claims that Tenant might otherwise have against Landlord by reason of the Premises not being ready for occupancy by Tenant on the stated Commencement Date. Should the Lease Term commence on a date other than that specified in Paragraph 1(d) above, Landlord will send Tenant a written statement of such adjusted Commencement Date, and Tenant will, if Landlord requests, confirm such adjusted date in writing. The Premises shall be deemed to be ready for occupancy on the first to occur of: (i) the date that all work required to be completed pursuant to the terms of the Work Letter attached hereto as Exhibit D has been substantially completed (except for minor finishing jobs); provided, however, that if such work is delayed because of a default or failure, or both, of Tenant, then the Premises shall also be deemed ready for occupancy when such work would have been substantially completed if Tenant's default or failure had not occurred; such date shall be deemed to have occurred on the date there is delivered to Tenant a certificate from Landlord's architect that all improvements required to be constructed by Landlord in the Premises under the terms of this Lease are substantially complete (except for minor finishing jobs) (or would have been complete but for the default or failure of Tenant), which certificate shall be binding and conclusive upon Tenant in the absence ofbad faith and collusion on the part of or between Landlord and Landlord's architect; or (ii) the date on which Tenant begins occupancy of the Premises.

         4. Use. The Premises are to be used and occupied by Tenant solely for office purposes and for no other purpose or use without the prior written consent of Landlord.

         5. Base Rental.

                  (a) Tenant hereby agrees to pay to Landlord, without any set off or deduction whatsoever, the Base Rental. Tenant shall also pay, as additional rent, all other sums of money that become due and payable by Tenant to Landlord under this Lease (Base Rental, any adjustment thereto pursuant to Paragraph 6 hereof, and all other sums of money due and payable by Tenant to Landlord under this Lease are sometimes hereinafter collectively called "rent"). Tenant shall also pay with each Base Rental payment the amount of any transaction, privilege, sales, or similar taxes incurred by Landlord on the rent transactions. The annual Base Rental, as adjusted from time to time pursuant to Paragraph 6 hereof, shall be due and payable in advance in twelve (12) equal installments on the first (1st) day of each calendar month during the term of this Lease and any extensions or renewals thereof and Tenant hereby agrees to pay Base Rental as so adjusted to Landlord at Landlord's address provided herein (or such other address as may be designated by Landlord in writing from time to time) monthly, in advance, and without demand or set-off. If the term of this Lease commences on a day other than the first (1st) day of a month, then the first installment of Base Rental as adjusted pursuant hereto shall be prorated, based on thirty (30) days per month, and such installment so prorated shall be paid in advance on the Commencement Date.

                  (b) Upon the execution of this Lease, Tenant agrees to pay to Landlord the Security Deposit, to be held by Landlord as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment of rental or measure of Landlord's damages in case of default by Tenant. Upon default by Tenant, Landlord, from time to time, without prejudice to any other remedy, may (but shall not be required to) apply the Security Deposit against any arrearages of Base Rental, or other rent, or any other damage, injury, expense or liability caused to Landlord by such default on the part of Tenant. Should all or any portion of the Security Deposit be used for the purposes described above during the Lease Term, then Tenant shall remit to Landlord on the first day of the month following notice of such use the amount necessary to restore the Security Deposit to its original balance. Tenant's failure to restore the Security Deposit upon notice from Landlord shall be a material breach of this Lease.

         No interest shall be payable on the Security Deposit and Landlord shall have no obligation to keep the Security Deposit separate from its general funds unless otherwise required by applicable law.

         (c) If Tenant fails to pay any regular monthly installment of rent by the tenth (10th) day of the month in which the installment is due, or any other amount constituting rent within ten (10) days after accrual thereof or billing therefor, there shall be added to such unpaid amount a late charge of five percent (5%) of the installment or amount due in order to compensate Landlord for the extra administrative expenses incurred.

         6. Base Rental Adjustment. The Base Rental payable hereunder shall be adjusted from time to time in accordance with the following provisions:

         (a) Tenant shall pay Tenant's Proportionate Share (hereinafter defined) of Basic Costs in excess of the Basic Costs for calendar year 2000 ("Excess Basic Costs"). Prior to January 1 of each calendar year during the Lease Term, Landlord shall provide a good faith estimate of Excess Basic Costs for the forthcoming calendar year. Tenant shall pay Base Rental for such forthcoming calendar year adjusted upward by Tenant's Proportionate Share of the amount of such forthcoming year's estimated Excess Basic Costs, or downward if the estimate of Excess of Basic Costs for such forthcoming calendar year is less than the prior year's estimate, but in no event shall Base Rental be less than the amount specified in Paragraph 1.

         (b) By June 1 of each calendar year during the Lease Term commencing June 1,2001, or as soon thereafter as possible, Landlord shall furnish to Tenant a statement of Landlord's Basic Costs for the previous calendar year or partial calendar year, if applicable. If actual Basic Costs are greater than Landlord's estimate thereof, a lump sum payment (which payment shall be deemed a payment of rent hereunder for all purposes) will be made from Tenant to Landlord within thirty (30) days of the delivery of such statement equal to Tenant's Proportionate Share of the amount by which actual Excess Basic Costs exceeded Landlord's estimate thereof. If actual Excess Basic Costs are less than Landlord's estimate thereof; Landlord shall, within thirty (30) days after delivery of such statement, make a lump sum payment to Tenant (or at Landlord's option, Landlord may credit such lump sum amount against the rent installment due in the immediately succeeding month) equal to Tenant's Proportionate Share of the amount by which estimated Excess Basic Costs exceeded the actual amount thereof. The effect of this reconciliation payment or credit, as applicable, is that Tenant will pay during the Lease Term Tenant's Proportionate Share of Excess Basic Costs, and no more.

         (c) All rent attributable to Excess Basic Costs shall be paid by Tenant in the proportion that the Net Rentable Area of the Premises bears to the Net Rentable Area of the Building ("Tenant's Proportionate Share").

         7. Basic Costs Defined. "Basic Costs" consist of all operating expenses of the Building, the land on which the Building is located, and parking areas, facilities, structures and drives thereon, and any future additions or improvements thereto (collectively, the "Complex"). All operating expenses shall be computed on the accrual basis in accordance with generally accepted accounting principles consistently applied. Operating expenses consist of all expenses, costs, and disbursements (but not specific costs billed to and paid by specific tenants) of every kind and nature that Landlord shall pay or become obligated to pay in connection with the ownership and operation of the Complex, including, but not limited to the following:

                  (a) Wages, salaries, and fees of all employees of Landlord and/or Landlord's agents (whether paid directly by Landlord itself or reimbursed by Landlord to such other party) engaged in the operation, maintenance, leasing, or security of the Complex and personnel who may provide traffic control relating to ingress and egress from the parking areas of the Complex to the surrounding public streets. All taxes, insurance, and benefits for employees providing these services are also included. Notwithstanding anything herein to the contrary, Basic Costs shall not include any leasing commissions paid by Landlord.

                  (b) Cost of all supplies, materials and equipment rented or used in the operation or maintenance of the Complex.

                  (c) Cost of all utilities for the Complex, including, but not limited to, the cost of water and power, gas, heating, lighting, air conditioning and ventilating for the Complex.

                  (d) Management costs and the cost of all maintenance, janitorial, and service agreements for the Complex and the equipment therein, including, but not limited to, alarm service, window cleaning, elevator maintenance, security service, traffic control, and janitorial service consistent with that comparable buildings in Cherry Hill, New Jersey.

                  (e) Cost of all insurance relating to the Complex, including, but not limited to, the cost of fire and extended coverage insurance, rental loss or abatement insurance, casualty and liability insurance applicable to the Complex and Landlord's personal property used in connection therewith.

                  (f) All taxes, assessments, and other governmental charges, whether federal, state, county or municipal (other than federal taxes on Landlord's net income and Landlord's franchise taxes), and whether they be by taxing districts or authorities presently taxing the Complex or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Complex or its operation. It is agreed that Tenant will be responsible for ad valorem taxes on its personal property and on the value of leasehold improvements to the extent that the same exceed standard Building allowances.

                  (g) Costs of repairs and general maintenance (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Building other than Tenant or any structural repair).

                  (h) Amortization of the cost of capital investment items which are primarily for the purpose of reducing operating costs or which may be required by governmental authority All such costs shall be amortized over the reasonable life of the capital investment items by including in Basic Costs the annual amortized amount thereof, with the reasonable life and amortization schedule being determined by Landlord in accordance with generally accepted accounting principles, but in no event to extend beyond the useful life of the Building.

                  (i) Landlord's central accounting costs applicable to the Complex.

                  (j) Cost of an office in the Building maintained for management of the Complex.

Landlord and Tenant agree that the foregoing enumeration of specific types of costs and expenses is intended as illustrative only and shall not be construed so as to limit the inclusion of any types of costs or expenses otherwise intended to be included within the term Basic Costs but not set forth above or to obligate Landlord to provide any services contemplated thereby. In addition to the direct costs described above, Landlord shall have the right to establish reasonable reserves for capital improvements, repairs and maintenance as Landlord may from time to time deem necessary or appropriate. The amount of such reserves shall be an additional component of Basic Costs. Should such capital improvements be necessary due to casualty damage, ordinary wear and tear, compliance with any governmental law, ordinance or requirement or for any other reason, the cost of such capital improvements in excess of the currently available reserves shall be amortized over a period of time designated by Landlord in its reasonable discretion as a component of Basic Costs.

         Notwithstanding any other provision herein to the contrary, if the Building is not filly occupied during any year of the Lease Term, an adjustment shall be made in computing the Basic Costs for such year so that the Basic Costs shall be computed for such year as though the Building had been filly occupied during such year. Tenant at its expense shall have the right at any reasonable time within twelve (12) months after the end of an applicable year for which additional rent is due, upon prior written notice to Landlord, to audit Landlord's books and records relating to this Lease for the immediately preceding calendar year in which Base Rental was adjusted pursuant to Paragraph 6 hereof.

         8. Completion of Leasehold Improvements. Tenant shall submit to Landlord for approval full definitive plans and specifications for ail leasehold improvements (the "Leasehold Improvements") to be constructed or installed or other work to be performed by Tenant in the Premises, including but not limited to, all architectural, electrical and mechanical plans, room finish schedules, millwork detail, and air conditioning layout drawings , all in accordance with the terms and provisions of the Work Letter attached hereto as Exhibit 0. The Work Letter sets forth certain dates by which plans and specifications for the Leasehold Improvements must be prepared, reviewed and approved, and further describes the circumstances, if applicable, under which the Commencement Date hereof may be delayed.

         9. Acceptance of Premises and Building By Tenant. The taking of possession of the Premises by Tenant shall be conclusive evidence (a) that Tenant accepts the Premises as suitable for the purposes for which the same are leased, (b) that Tenant accepts the Building and each and every part and appurtenance thereof as being in a good and satisfactory condition, and (c) that Landlord has filly complied with Landlord's obligations contained in this Lease with respect to the construction of the Building and the Leasehold Improvements.

         10. Services to Be Furnished By Landlord. During Tenant's occupancy of the Premises, Landlord shall furnish (as a part of the Basic Costs of the Complex) the following services:

                  (a) Hot and cold water at those points of supply provided for general use of other tenants in the Building and central heat and air conditioning in season, at such temperatures and in such amounts as are considered by Landlord to be standard; provided, however, such service at times other than normal business hours (as set forth in EXHIBIT C, Building Rules and Regulations) for the Building shall be furnished only upon the prior request of Tenant, who shall bear the entire cost thereof.

                  (b) Routine maintenance and electric lighting service for all public areas and special service areas of the Building in the manner and to the extent deemed by Landlord to be standard.

                  (c) Janitorial service, Mondays through Fridays, exclusive of holidays.

                  (d) Electrical facilities to furnish sufficient power for typewriters, word processors, photocopying machines, personal computers, and other machines of similarly low electrical consumption (total consumption not to exceed one (1) watt per square foot of Net Rentable Area per month) but not for electronic data processing equipment, special lighting in excess of Building standard, or any other item of electrical equipment which (singly) consumes more than 0.5 kilowatts at rated capacity or requires a voltage other than 120 volts single phase. If Tenant's electrical equipment requires additional air conditioning capacity above that provided by the Building standard system, then the additional air conditioning installation and operating costs will be payable by Tenant on demand there for by Landlord.

                  (e) All Building standard fluorescent bulb replacement in all areas of the Building and all incandescent bulb replacement in public areas, toilet and restroom areas, and stairwells.

                  (f) Security to the Complex. Landlord shall not be the sole determinant of the type and amount of security services to be provided, if any. Landlord shall not be liable to Tenant, and Tenant hereby waives any claim against Landlord for (i) any unauthorized or criminal entry of third pates into the Premises or Complex, (ii) any damage to persons or property, or (iii) any loss of property in and about the Premises or Complex from an unauthorized or criminal acts of third parties, regardless of any action, inaction, failure, breakdown or insufficiency of security.

                  (g) Passenger elevator(s) for ingress to and from the Premises (if applicable).

         At Landlord's election Landlord may cause to be installed and maintained, at Tenant's expense, metering devices for any utility service provided to the Premises, and Tenant will reimburse Landlord within ten (10) days after invoicing by Landlord for the cost of such utility service. Landlord shall be deemed to have observed and performed the terms and conditions to be performed by Landlord under this Lease, including those relating to the provisions of utilities and services, if Landlord acts in accordance with a directive, policy or request of a governmental or quasi-governmental authority servicing the public interest in the fields of energy, conservation or security.

         Tenant shall pay to Landlord on demand, and as additional rental, the costs incurred by Landlord for (a) extra cleaning work in the Premises required because of (i) misuse or neglect on the part of Tenant or Tenant's permitted subtenants or the employees or visitors of Tenant or Tenant's permitted subtenants, (ii) the use of portions of the Premises for special purposes requiring greater or more difficult cleaning work than office areas (including, without limitation, kitchens, breakrooms, reproduction rooms, computer areas or similar facilities in the Premises), (iii) interior glass partitions or unusual quantity of interior glass surfaces, and (iv) non-building standard materials or finishes installed by Tenant or at Tenant's request, and (b) removal from the Premises and the Building of any refuse and rubbish of Tenant that in Landlord's judgement exceeds that ordinarily accumulated in business office occupancy or at times other than Landlord's standard cleaning times.

         Water, gas, electrical, and sewer services included in the foregoing Building services will be provided through available public utilities. The failure by Landlord to any extent to furnish these services, any cessation, malfunction, fluctuation, variation, or interruption thereof, or any breakdown or malfunction of equipment in the Complex resulting from causes beyond the reasonable control of Landlord shall not render Landlord liable in any respect for damages, direct or consequential, to either persons or property, nor be construed as an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof Should any of Tenant's office equipment or machinery break down, be damaged, or for any cause cease to function properly as a result of the cessation, malfunction, fluctuation, variation, interruption, or breakdown of services or equipment in the Complex, Tenant shall have no claim for rebate, offset or reduction of rent or damages. Tenant represents that Tenant has rental interruption insurance.

         11. Keys and Locks. Landlord shall furnish Tenant a Building standard number of keys for each corridor entering the Premises. Additional keys will be furnished at a charge by Landlord on receipt of an order signed by Tenant. All keys shall remain the property of Landlord. No additional locks shall be allowed on any door of the Premises without Landlord's written permission, and Tenant shall not make or permit to be made any duplicate keys, except those furnished by Landlord. Upon termination of this Lease, Tenant shall surrender to Landlord all keys to the Premises, and give to Landlord the explanation of the combination of all locks for safes, safe cabinets, and vault doom, if any, in the Premises.

         12. Graphics. Landlord shall provide and install, at Tenant's cost, chargeable against any available Tenant improvement allowance, all letters or numerals on doors in the Premises. All such letters and numerals shall be in the standard graphics for the Building, and no others shall be used or permitted on the Premises. Landlord also agrees to provide and install, at Landlord's cost, a listing on the Building directory board.

         13. Maintenance and Repairs by Landlord. Unless otherwise stipulated herein, Landlord shall not be required to make any improvements or repairs of any kind or character on the Premises during the Lease Term, except such repairs as may be deemed necessary by Landlord for normal maintenance operations. The obligation of Landlord to maintain and repair the Premises shall be limited to the repair of Building standard items. Any Leasehold Improvements will, at Tenant's written request, be maintained by Landlord at Tenant's expense, at a cost or charge equal to all costs incurred in such maintenance plus an additional charge to cover overhead, which costs and charges shall be payable by Tenant on demand there for by Landlord.

         14. Repairs by Tenant. Tenant shall repair or replace, at Tenant's cost and expense, any damage done to the Complex, or any part thereof, caused by Tenant or Tenant's agents, employees, invitees, or visitors, and shall restore the Complex to the same or as good a condition as it was prior to such damage. All repairs and replacements shall be effected in compliance with all building and fire codes and other applicable laws and regulations. If Tenant fails to make such repairs or replacements promptly, Landlord may, at its option, make the repairs or replacements, and Tenant shall pay the cost thereof to Landlord on demand. Any repairs required to be made by Tenant to the mechanical, electrical, sanitary, heating, ventilating, air conditioning or other system of the Building shall be performed only by contractor(s) designated by Landlord and only upon the prior written approval of Landlord as to the work to be performed and materials to be furnished in connection therewith. Any other repairs in or to the Building, the Complex, and the facilities and systems thereof for which Tenant is responsible shall be performed by Landlord at Tenant's expense; but Landlord may, at Landlord's option, before commencing any such work or at any time thereafter, require Tenant to furnish to Landlord such security, in form (including, without limitation, a bond issued by a corporate surety licensed to do business in the state in which the Building is situated) and in such amount as Landlord shall deem necessary to assure the payment for such work by Tenant.

         15. Care of Premises. Tenant shall not commit or allow any waste or damage to be committed on any portion of the Premises, and at the termination of this Lease, by lapse of time or otherwise, to deliver possession of the Premises to Landlord in as good a condition as at the Commencement Date, ordinary wear and tear excepted. Upon any termination of this Lease, Landlord shall have the right to reenter and resume possession of the Premises.

         16. Peaceful Enjoyment. Tenant shall be entitled to hold and enjoy the Premises subject to the terms hereof, provided that Tenant timely pays the rent and other sums herein required to be paid by Tenant and timely performs all of Tenant's covenants and agreements herein contained. This covenant and any and all other covenants and agreements of Landlord contained in the Lease shall be binding upon Landlord and its successors only with respect to breaches occurring during its or their respective periods of ownership of Landlord's interest hereunder.

         17. Holding Over. If after expiration or other termination of this Lease Tenant holds over without the prior written consent of Landlord, Tenant shall, throughout the entire holdover period, pay rent equal to the greater of twice the Base Rental (with such adjustments to Base Rental as would otherwise have been in effect if the Lease Term had continued during such period of holding over) or the prevailing market rent determined by Landlord, plus all other amounts that would otherwise have been payable hereunder as rent had the Lease Term continued through the period of such holding over by Tenant; provided, however, that Landlord's acceptance of any such payment shall not constitute nor imply any consent by Landlord to any such holding over by Tenant. No holding over by Tenant after the expiration of the Lease Term shall be construed to extend the Lease Term; and in the event of any unauthorized holding over, Tenant shall indemnify, defend and hold Landlord harmless from and against all claims for damages (and reimburse Landlord upon demand for any sums paid in settlement of any such claims) by any other lessee or prospective lessee to whom Landlord may have leased all or any part of the Premises effective before or after the expiration of the Lease Term and by any broker claiming any commission or fee in respect of any such lease or offer to lease. Any holding over with the written consent of Landlord shall thereafter constitute this Lease a lease from month to month under the terms and provisions of this Lease, to the extent applicable to a tenancy from month to month, with a Base Rental of one and one-half (1 1/2) times that payable at the end of the Lease Term.

         18. Alterations. Additions. and Improvements. Tenant shall not permit the Premises to be used for any purpose other than that stated in Paragraph 4 hereof or make or allow to be made any alterations or physical additions in or to the Premises, or place signs on the Premises which are visible from outside the Premises, without first obtaining the written consent of Landlord in each such instance. Tenant agrees to indemnify Landlord and hold Landlord harmless against any loss, liability, claim, or damage resulting from any work done by Tenant in or to the Premises. Any and all alterations, physical additions, or improvements, including Leasehold Improvements, when made to the Premises by Tenant, shall be done in a good and workmanlike manner, lien-free and in accordance with all applicable laws, codes, regulations, and requirements and shall at once become the property of Landlord and shall be surrendered to Landlord upon termination of this Lease by lapse of time or otherwise; provided, however, this clause shall not apply to trade fixtures, movable equipment, or furniture owned by Tenant, which, if Tenant is not in default, may be (or if requested by Landlord, shall be) removed by Tenant upon termination of this Lease. Tenant agrees specifically that no food, soft drink, or other vending machine will be installed within the Premises.

         19. Legal Use and Violations of Insurance. Tenant shall not occupy or use, or permit any portion of the Premises to be occupied or used, for any business or purpose that is unlawful, disreputable or extra-hazardous in any manner, or permit anything to be done that could in any way increase the rate or result in the denial or reduction of fire, liability or any other insurance coverage on the Complex and/or its contents. If by reason of Tenant's acts or conduct of business, there shall be an increase in the rate of insurance on the Building or the Building's contents, then Tenant shall pay such increase to Landlord immediately upon demand as additional rental.

         20. Compliance with Laws and Regulations: Indemnification.

                  (a) Tenant shall comply at its sole cost and expense with all laws, ordinances, statutes, rules and regulations of any state, federal, municipal, or other government or governmental agency or quasi-governmental agency having jurisdiction of the Premises that relate to the use, condition or occupancy of the Premises and the conduct of Tenant's business thereon, including, without limitation, the Americans with Disabilities Act of 1990 and the Clean Air Act and regulations issued thereunder (all of the foregoing, as amended from time to time), provided same are applicable to Tenant's occupancy or use of the Premises, and with any reasonable rules promulgated by Landlord in writing for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with said Premises during said Lease Term and arising from the operations of Tenant therein, at Tenant's sole cost and expense, subject to the right of Tenant to contest the decision by any such department or bureau. In the event Tenant contests any such governmental decision, it shall indemnify, defend and save Landlord harmless from any fine, penalty, cost and liability imposed as a result of said contest by Tenant as it pertains to the Premises. Tenant covenants and agrees, at its expense, to comply with such regulations or requests as may be required by the fire or liability insurance carriers providing insurance for the Complex or the Premises, and will further comply with such other requirements that may be promulgated by the Board of Fire Underwriters or its equivalent in connection with the use and occupancy of the Premises in the conduct of its business.

                  (b) Tenant shall, at Tenant's own expense, comply with the New Jersey Industrial Site Recovery Act (N.J.S.A. 13:lK-6, et sea.) and any and all other environmental statutes, rules and regulations applicable to the Premises and the conduct of Tenant's business (the "Environmental Laws"). Tenant shall, at Tenant's own expense, make all submissions to, provide all information to and comply with all requirements of the Industrial Site Evaluation Element or any other division of the New Jersey Department of Environmental Protection and Energy ("NJDEPE"). Should the Industrial Site Evaluation Element or any other division of the NJDEPE determine that a clean-up plan be prepared and that a clean-up be undertaken because of any spills or discharges of hazardous substances or hazardous waste at the Premises or the Complex caused by Tenant, its agents, servants, employees or invitees, Tenant shall, at Tenant's own expense, prepare and submit the required plans and financial assurances and carry out the approved plans. At no expense to Landlord, Tenant shall promptly provide all information required by Landlord for preparation of non-applicability affidavits and shall promptly sign such affidavits when required by Landlord. Tenant shall indemnify, defend and save harmless Landlord from all fines, suits, procedures, claims and actions of any kind arising out of or in any way connected with any spills, discharges of hazardous substances or hazardous waste at the Premises or the Complex if caused by Tenant, its agents, servants, employees or invitees; and from all fines, suits, procedures, claims and actions of any kind arising out of Tenant's failure to comply with all Environmental Laws or to provide all information, make all submissions and take any and all actions required by the Industrial Site Evaluation Element or any other division of NJDEPE which may be required in connection with any and all applicable Environmental Laws. Tenant shall provide any information in connection herewith that may be required by Landlord that is not otherwise available through a reasonable diligent inquiry by Landlord. Tenant's obligations and liability under this section shall continue so long as Landlord remains responsible for any such spills or discharges of hazardous substances or hazardous waste. Tenant's failure to abide by the terms of this section shall be restrainable by injunction.

                  (c) Tenant acknowledges that it will be wholly responsible for any accommodations or alterations which need to be made to the Premises (but not the other areas of the Building) to accommodate disabled employees and customers of Tenant, including requirements under the Americans with Disabilities Act of 1990 and the New Jersey Handicapped Access Law (N.J.S.A. 52:32-4, et seq.) and the regulations promulgated thereunder. Any alterations made to the Premises in order to comply with either statute and the regulations must be made solely at Tenant's expense and in compliance with all terms and requirements of the Lease. Landlord agrees to make reasonable efforts to ensure that the common areas of the Complex are in compliance with the applicable disability access laws as of the date hereof. If a complaint is received by Landlord from either a private or government entity regarding the disability access to the common areas of the Complex, Landlord reserves the right to mediate, contest, comply with or otherwise respond to such complaint as Landlord deems to be reasonably prudent under the circumstances. If Landlord decides to make alterations to the common areas of the Complex in response to any such complaints or in response to legal requirements Landlord considers to be applicable to the common areas of the Complex, the cost of such alterations shall be included in the Basic Costs under the Lease. Landlord and Tenant agree that so long as the governmental entity or entities charged with enforcing such statutes and regulations have not expressly required Landlord to take specific action to effectuate compliance with such statutes and regulations, Landlord shall be conclusively deemed to be in compliance with such statutes and regulations. Tenant agrees to provide Landlord with written notice should Tenant become aware of a violation of such statutes or regulations with respect to the Common Area. In the event Landlord is required to take action to effectuate compliance with such statutes or regulations, Landlord shall have a reasonable period of time to make the improvements and alterations necessary to effectuate such compliance, which period of time shall be extended by any time necessary to cause any necessary improvements and alterations to be made.

         21. Nuisance. Tenant shall conduct its business and control its agents, employees, invitees, and visitors in such manner as not to create any nuisance, or interfere with, annoy, or disturb any other tenant or Landlord in its operation of the Complex.

         22. Entry by Landlord. Tenant shall permit Landlord or its agents or representatives to enter any part of the Premises at all reasonable hours (and in emergencies at all times) to inspect the same, or to show the Premises to prospective tenants (no sooner than six (6) months prior to the end of he Lease Term or extension thereof), purchasers, mortgagees, or insurers, to clean or make repairs, alterations, or additions thereto, as Landlord may deem necessary or desirable. Tenant shall not be entitled to any abatement or reduction of rent by reason of such entry.

         23. Assignment and Subletting.

                  (a) Tenant shall not, without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed, (i) assign or in any manner transfer this Lease or any estate or interest therein, or (ii) permit any assignment of this Lease or any estate or interest therein by operation of law, or (iii) sublease the Premises or any part thereof, or (iv) grant any license, concession, or other right of occupancy of any portion of the Premises, or (v) permit the use of the Premises by any parties other than Tenant, its agents and employees. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments and sublettings. Notwithstanding any assignment or subletting consented to by Landlord, Tenant and any guarantor of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of Tenant's other obligations under this Lease. If any event of default should occur while the Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided or provided by law, may at its option collect directly from such assignee or sublessee all rents becoming due to Tenant under such assignment or sublease, and apply such rent against any sums due to Landlord by Tenant hereunder, and Tenant hereby directs any such assignee or sublessee to make such payments of rent directly to Landlord upon receipt of notice from Landlord. No direct collection by Landlord from any such assignee or sublessee shall be construed to constitute a novation or a release of Tenant or any guarantor of Tenant from the further performance of its obligations hereunder. Receipt by Landlord of rent from any assignee, sublessee or occupant of the Premises shall not be deemed a waiver of the covenant contained in this Lease against assignment and subletting or a release of Tenant from any obligation under this Lease. The receipt by Landlord to any such assignee or sublessee obligated to make payments of rent shall be a full and complete release, discharge, and acquittance to such assignee or sublessee to the extent of any such amount of rent so paid to Landlord. Landlord is authorized and empowered, on behalf of Tenant, to endorse the name of Tenant upon any check, draft, or other instrument payable to Tenant evidencing payment of rent, or any part thereof, and to apply the proceeds therefrom in accordance with the terms hereof Tenant shall not mortgage, pledge, or otherwise encumber its interest in this Lease or in the Premises. Any attempted assignment or sublease or encumbrance by Tenant in violation of the terms and covenants of this paragraph shall be void and constitute an event of default under this Lease.

                  (b) Notwithstanding anything to the contrary contained herein, and without prejudice to Landlord's right to require a written assumption from each assignee, any person or entity to whom this Lease is assigned including, without limitation, assignees pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Paragraph 101 et seq. (the "Bankruptcy Code") shall automatically be deemed, by acceptance of such assignment or sublease or by taking actual or constructive possession of the Demised Premises, to have assumed all obligations of Tenant arising under this Lease effective as of the earlier of the date of such assignment or sublease or the date on which the assignee or sublessee obtains possession of the Demised Premises. In the event this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord and shall remain the exclusive property of Landlord and not constitute the property of Tenant or Tenant's estate within the meaning of the Bankruptcy Code. In the event of any default described in subsection 28(a)(iv) below, in order to provide Landlord with the assurances contemplated by the Bankruptcy Code, in connection with any assignment and assumption of this Lease Tenant must fulfill the following obligations, in addition to any other reasonable obligations that Landlord may require, before any assumption of this Lease is effective: (i) all defaults under subsection (a) of Section 28 of this Lease must be cured within ten (10) days after the date of assumption; (ii) all other defaults under
Section 28 of this Lease other than under subsection (a)(iv) of Section 28 must be cured within fifteen (15) days after the date of assumption; (iii) all actual monetary losses incurred by Landlord (including, but not limited to, reasonable attorneys' fees) must be paid to Landlord within ten (10) days after the date of assumption; and (iv) Landlord must receive within ten (10) days after the date of assumption a security deposit in the amount of six (6) months Base Rental (using the Base Rental in effect for the first full month immediately following the assumption) and an advance prepayment of Base Rental in the amount of three
(3) months Base Rental (using the Base Rental in effect for the first lull month immediately following the assumption), both sums to be held by Landlord in accordance with Section 5(b) above and deemed to be rent under this Lease for the purposes of the Bankruptcy Code as amended and from time to time in effect. In the event this Lease is assumed in accordance with the requirements of the Bankruptcy Code and this Lease, and is subsequently assigned, then, in addition to any other reasonable obligations that Landlord may require and in order to provide Landlord with the assurances contemplated by the Bankruptcy Code, Landlord shall be provided with (i) a financial statement of the proposed assignee prepared in accordance with generally accepted accounting principles consistently applied, though on a cash basis, which reveals a net worth in an amount sufficient, in Landlord's reasonable judgment, to assure the future performance by the proposed assignee of Tenant's obligations under this Lease; or (ii) a written guaranty by one or more guarantors with financial ability sufficient to assure the future performance of Tenant's obligations under this Lease, such guaranty to be in form and content satisfactory to Landlord and to cover the performance of all of Tenant's obligations under this Lease.

                  (c) If Tenant requests Landlord's consent to an assignment of the Lease or subletting of all or a part of the Premises, Tenant shall submit to Landlord in writing, at least forty-five (45) days in advance of the date on which Tenant desires to make such an assignment or sublease, notice of the name of the proposed assignee or subtenant and the proposed commencement date of such assignment or subletting, together with copies of all agreements entered into or contemplated to be entered into regarding such subletting or assignment, and such information as Landlord may request regarding the nature and character of the business of the proposed assignee or subtenant. Landlord shall have the option (to be exercised within thirty (30) days from Landlord's receipt of Tenant's submission of written request and all information requested by Landlord in connection therewith), (i) to permit Tenant to assign or sublet such space to the proposed assignee or sublessee (in which event Tenant shall deliver to Landlord fully-executed legible, correct and complete copies of all agreements relating to such assignment or subletting); if, however, the rental or other consideration payable in respect of such subletting or assignment exceeds the rent payable hereunder by Tenant, then fifty percent (50%) of such excess rent (after Tenant has deducted its reasonable expenses paid to third panics in connection with such subletting) and other consideration shall be deemed additional rent owed by Tenant to Landlord, and shall be payable to Landlord by Tenant in the same manner and on the same terms as installments of Base Rental are payable by Tenant hereunder (or upon Tenant's receipt thereof, whichever is earlier); or (ii) to refuse to consent to Tenant's assignment or subleasing of such space and to continue this Lease in full force and effect as to the entire Premises; or (iii) to cancel this Lease (or the applicable portion thereof as to a partial subletting) as of the commencement date stated in the above-mentioned notice from Tenant of its desire to enter into such subletting or assignment, in which event the term of this Lease, and the tenancy and occupancy of the Premises (or the applicable portion thereof as to a partial subletting) by Tenant thereunder, shall terminate as if the cancellation date was the original termination date of this Lease. If Landlord should fail to notify Tenant in writing of such election within such thirty (30) day period, Landlord shall be deemed to have elected option (ii) above. If Landlord elects to exercise option
(i) above, Tenant agrees to provide, at its expense and at a location approved by Landlord, direct access from such sublet space to a public corridor of the Building. Notwithstanding Landlord's consent to any assignment or subletting, no further or subsequent assignment or subletting shall be permitted unless Landlord consents in writing thereto.

         24. Transfers by Landlord. Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Complex and other property referred to herein, and in such event and upon such transfer (any such transferee to have the benefit of, and be subject to, the rights and obligations of Landlord hereunder), Landlord shall be released from any further obligations hereunder to the extent Landlord's successor has assumed Landlord's obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations.

         25. Subordination to Mortgage. This Lease is subject and subordinate to any mortgage or deed of trust that may now or hereafter encumber the Complex, and to all renewals, modifications, consolidations, replacements, and extensions thereof. This clause shall be self-operative and no further instrument of subordination need be required by any mortgagee or beneficiary; provided that any such mortgagee or beneficiary may elect to make this Lease superior to such mortgage or deed of trust by written instrument delivered to Tenant. In confirmation of such subordination, however, Tenant shall, within five (5) days after Landlord's request, execute any certificate or instrument evidencing such subordination that Landlord may request. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificate or instrument for and on behalf of Tenant, which appointment shall be coupled with an interest and shall be irrevocable. Landlord agrees to use commercially reasonable efforts to obtain a non-disturbance agreement from any Mortgagee or beneficiary. In the event of the enforcement by the mortgagee or beneficiary under any such mortgage or deed of trust of the remedies provided for by law or by such mortgage or deed of trust, Tenant will, at the option of any person or party succeeding to the interest of Landlord as a result of such enforcement, attorn to and automatically become the Tenant of such successor in interest without change in the terms or other provisions of this Lease; provided, however, that such successor in interest shall not be (a) bound by any payment of rent or additional rent for more than one (1) month in advance, except advance rental payments expressly provided for in this Lease; (b) bound by any modification of this Lease made without the written consent of such mortgagee or beneficiary or such successor in interest; (c) liable for any act or omission of Landlord; or (d) subject to any offset or defense arising prior to the date such successor in interest acquired title to the Building. Upon request by any mortgagee or beneficiary, Tenant shall execute and deliver an instrument or instruments confirming the attornment provided for herein.

         26. Construction Lien. Tenant shall not permit any Construction lien or liens to be placed upon the Premises, the Leasehold Improvements thereon or the Complex during the Lease Term caused by or resulting from any work performed, materials furnished, or obligation incurred by or at the request of Tenant, and nothing contained in this Lease shall be deemed as constituting the consent or request of Landlord, express or implied, to any contractor, subcontractor, laborer, or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration, or repair to the Premises, or any part thereof, nor as giving Tenant any authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any Construction or other liens against the interest of Landlord in the Premises. If a lien or Notice of Unpaid Balance and Right to File Lien pursuant to N.J.S. A. 2A:44A-20 is filed upon the interest of Landlord, Tenant or any party having any interest in the Premises, Tenant shall cause the same to be discharged of record within ten (10) days after the filing of same, shall bear all costs and expenses by reason thereof, shall obtain, at its own expense, surety company bonds to cancel or discharge the same and shall indemnify, defend and hold harmless Landlord from any loss, liability, cost and expense (including attorneys' fees) relating to such action. If Tenant shall fail to discharge such Construction lien within such period, then, in addition to any other fight or remedy of Landlord, Landlord may discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such lien by deposit in court or bonding. Any amount paid by Landlord for any of the aforesaid purposes, or for the satisfaction of any other lien not caused by Landlord, with interest thereon at the rate hereinafter provided from the date of payment, shall be paid by Tenant to Landlord immediately on demand as additional rent.

         27. Estoppel Certificate. Tenant will, at any time and from time to time, within five (5) days from any written request by Landlord, execute, acknowledge, and deliver to Landlord a statement in writing executed by Tenant certifying to Landlord and/or any party designated by Landlord that Tenant is in possession of the Premises under the terms of this Lease, that this Lease is unmodified and in full effect (or, if there have been modifications, that this Lease is in full effect as modified, and setting forth such modifications), the dates to which the rent has been paid, that to the knowledge of Tenant no default exists hereunder or specifying each such default of which Tenant may have knowledge, and such other matters as may be reasonably requested by Landlord. Any such statement by Tenant may be relied upon by any prospective purchaser or mortgagee of the Complex.

         28.Events of Default.

                  (a) The following events shall be events of default by Tenant under this Lease:

                           (i) Tenant shall fail or refuse to pay any installment of the rent hereby reserved or other sum of money payable hereunder or under any other agreement between Landlord and Tenant when due and such failure or refusal shall continue for ten (10) days after written notice thereof to Tenant; provided, however, that for each calendar year during which Landlord has already given Tenant one written notice of the failure to pay an installment of rental, no further notice shall be required (i.e., the event of default will automatically occur on the tenth day after the day upon which the rental was due).

                           (ii) Tenant shall fail or refuse to comply with any term, provision, or covenant of this Lease, other than the payment of rent, or any term, provision, or covenant of any other agreement between Landlord and Tenant, and shall not cure such failure or refusal within thirty (30) days after written notice thereof from Landlord to Tenant.

                           (iii) Tenant or any guarantor of Tenant's obligations hereunder (hereinafter called "Guarantor") shall become insolvent, make a transfer in fraud of creditors, make a general assignment for the benefit of creditors, or admit in writing its inability to pay its debts as they become due.

                           (iv) Tenant or any Guarantor shall file a petition under any section or chapter of the Federal Bankruptcy Code, as amended from time to time, or under any similar law or statute or the United States or any State thereof, or an order for relief shall be entered against Tenant or any Guarantor in any bankruptcy or insolvency proceedings, or a petition or answer proposing the entry of an order for relief against Tenant or any Guarantor in a bankruptcy or its reorganization proceedings under any present or future federal or state bankruptcy or similar law shall be filed in any court and not discharged or denied within twenty (20) days after its filing.

                           (v) A receiver, trustee or custodian shall be appointed for all or substantially all of the assets of Tenant or any Guarantor or of the Premises or any of Tenant's property located therein in any proceeding brought by Tenant or any Guarantor, or any such receiver, trustee or custodian shall be appointed in any proceeding brought against Tenant or any Guarantor and shall not be discharged within twenty (20) days after such appointment, or Tenant or such Guarantor shall consent to or acquiesce in such appointment.

                           (vi) Tenant's leasehold interest hereunder shall be taken in execution or other process of law in any action against Tenant.

                           (vii)    Intentionally Deleted.

                           (viii) Tenant shall fail or refuse to move into or take possession of the Premises within fifteen (15) days after the Commencement Date.

                  (b) If an event of default occurs, Landlord shall have the right to pursue anyone or more of the following remedies in addition to all other rights or remedies provided herein or at law or in equity:

                           (i) Landlord may terminate this Lease or, without terminating this Lease, terminate Tenant's right of possession and forthwith repossess the Premises by forcible entry and detainer suit or otherwise without liability for trespass or conversion and be entitled to recover as damages a sum of money equal to the total of (A) the cost of recovering the Premises, (B) the unpaid rent due and payable at the time of termination, plus interest thereon at the rate hereinafter specified from the due date, (C) the balance of the rent for the remainder of the Lease Term less the fair market value of the Premises for such period, and (D) any other sum of money and damages owed by Tenant to Landlord.

                           (ii) Landlord may terminate Tenant's right of possession and may repossess the Premises by forcible entry or detainer suit or otherwise without liability for trespass or conversion, without demand or notice of any kind to Tenant and without terminating this Lease, in which event Landlord may, but shall be under no obligation to, relet the same for the account of Tenant for such rent and upon such terms as shall be satisfactory to Landlord. For the purpose of such reletting, Landlord is authorized to decorate or to make any repairs, changes, alterations, or additions in or to the Premises that may be necessary or convenient. If Landlord exercises the remedies provided in this subparagraph, Tenant shall pay to Landlord, and Landlord shall be entitled to recover from Tenant, an amount equal to the total of the following: (A) unpaid rent, plus interest (accruing from the date any such amounts are due) at the rate hereinafter provided, owing under this Lease for all periods of time that the Premises are not relet; plus (B) the cost of recovering possession, and all of the costs and expenses of such decorations, repairs, changes, alterations, and additions, and the expense of such reletting and of the collection of the rent accruing therefrom to satisfy the rent provided for in this Lease to be paid; plus (C) any deficiency in the rentals and other sums actually received by Landlord from any such reletting from the rent and additional rent required to be paid under this Lease with respect to the periods the Premises are so relet, and Tenant shall satisfy and pay any such deficiency upon demand therefor from time to time. Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this subparagraph from time to time; and that no delivery or recovery of any portion due Landlord hereunder shall be a defense in any action to recover any amount not theretofore reduced to judgment in favor of Landlord, nor shall such reletting be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention be given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous default.

                           (iii) Offset against any rents, damages, or other sums of money owed by Tenant any security deposit and/or any advance rent applicable to any time period after the occurrence of the default and any sums which would then or thereafter otherwise be due from Landlord to Tenant.

                           (iv) Landlord may alter locks and other security devices at the Premises.

         29. Lien for Rent. Intentionally Deleted.

         30. Attorneys' Fees. If Tenant defaults in the performance of any terms, covenants, agreements, or conditions contained in this Lease and Landlord places the enforcement of this Lease or the collection of any rent due or to become due hereunder, or recovery of the possession of the Premises in the hands of an attorney, or files suit upon the same, Tenant agrees to pay Landlord's reasonable attorneys' fees. In addition, if Tenant requests any consent or other action on the part of Landlord, in connection with which Landlord deems it necessary for any documents to be prepared or reviewed by its counsel, Tenant shall pay all reasonable attorneys' fees and expenses incurred by Landlord in such connection.

         31. No Implied Waiver. The failure of Landlord to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power, or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. The waiver of or redress for any violation of any term, covenant, agreement, or condition contained in this Lease shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. No express waiver shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. A receipt by Landlord of any rent with knowledge of the breach of any covenant or agreement contained in this Lease shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of rent due under this Lease shall be deemed to be other than on account of the earliest rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

         32. Casualty Insurance. Landlord shall maintain fire and extended coverage insurance on the Complex (not including any improvements to the Complex made by parties other than Landlord). Such insurance shall be maintained with an insurance company authorized to do business in the State in which the Building is located, in amounts and with deductibles desired by Landlord at the expense of Landlord (as a part of the Basic Costs), and payments for losses thereunder shall be made solely to Landlord. Tenant shall maintain at its expense fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located in the Premises and on all additions and improvements made by Tenant and not required to be insured by Landlord above. If the annual premiums to be paid by Landlord shall exceed the standard rates because Tenant's operations, contents of the Premises, or improvements with respect to the Premises beyond Building standard result in extra-hazardous exposure, Tenant shall pay the excess amount of the premium upon request therefor by Landlord.

         33. Liability Insurance. Tenant shall, at its expense, maintain a policy or policies of comprehensive general liability insurance, with coverages reasonably acceptable to Landlord, naming Landlord and Landlord 5 property manager as additional insureds, with the premiums thereon fully paid on or before the due date, issued by and binding upon an insurance company with an A.M. Best Rating of at least A-VII and acceptable to Landlord, such insurance to afford minimum protection in limits of not less than $1,00O,O00.O0 Combined Single Limits of coverage for Personal Injury and Property Damage and $1,000,000.00 Annual Aggregate. At least fifteen (15) days prior to Tenant's occupancy of the Premises, Tenant shall deliver to Landlord a copy of all policy provisions intended to be included the coverage to be provided by Tenant, and a valid certificate of insurance issued to Landlord, effective as of the dates applicable under the terms of this Lease, which certificate of insurance shall include, without limitation: (A) provisions requiring notice by the insurer to Landlord at least thirty (30) days in advance of any contemplated, intended or effective cancellation, nonrenewal, or material change or modification of coverage provisions or limits; and (B) a Waiver of Subrogation in favor of Landlord and agents, employees, servants, officers, directors, contractors, and subcontractors of Landlord, with respect to the insurance coverage and claims of Tenant.

         34. Indemnity. Landlord shall not be liable to Tenant, or to Tenant's agents, contractors, servants, employees, customers, or invitees, and Tenant shall indemnify, defend and hold harmless Landlord, Landlord's asset manager, Landlord's subasset manager, Landlord's partners, any subsidiary or affiliate of Landlord and the officers, directors, shareholders, partners, employees, managers, independent contractors, attorneys and agents of any of the foregoing (collectively, the "Indemnitees") from and against any and all claims, demands, causes of action, judgments, costs and expenses, and all losses and damages (including consequential and punitive damages) arising from the use by Tenant or its agents, independent contractors, servants, employees, customers, or invitees of the Premises or the Complex or from the conduct of its business or from any activity, work, or other acts or things done, permitted or suffered by Tenant in or about the Premises or the Complex, and shall further indemnify, defend and hold harmless the Indemnitees from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act, omission or negligence or willful or criminal misconduct of Tenant, or by Tenant or its agents, independent contractors, servants, employees, customers, or invitees and from all reasonable costs, attorneys' fees and disbursements, and liabilities incurred in the defense of any such claim or any action or proceeding which may be brought against, out of or in any way related to this Lease. Upon notice from Landlord, Tenant shall defend any such claim, demand, cause of action or suit at Tenant's expense by counsel satisfactory to Landlord in its sole discretion. As a material part of the consideration to Landlord for this Lease, Tenant hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause, and Tenant hereby waives all claims with respect thereto against Landlord. The provisions of this Section shall survive the expiration or sooner termination of this Lease.

         35. Waiver of Subrogation Rights. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waives all rights of recovery, claim, action, or cause of action, against the other, its agents, officers, or employees, for any loss or damage that may occur to the Premises, any Leasehold Improvements, or the Complex of which the Premises are a part, by reason of fire, the elements, or any other cause which is insured against under the terms of standard fire and extended coverage insurance policies referred to in Paragraph 32 hereof or is otherwise insured against under an insurance policy maintained by the party suffering such loss or damage, regardless of cause or origin, including any negligence of the other party hereto and/or its agents, officers, or employees, and each party covenants that no insurer shall hold any right of subrogation against such other party. Each party hereto agrees to give immediately to any insurer that has issued to it policies of fire and extended coverage insurance written notice of the mutual waiver contained in this provision and to have such policies endorsed, if necessary, to prevent the invalidation of insurance coverage by reason of such mutual waiver.

         36. Casualty Damage. If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. If the Complex shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Complex shall, in Landlord's sole opinion, be required (whether or not the Premises shall have been damaged by such fire or other casualty), or if any mortgagee or beneficiary under a mortgage or deed of trust covering the Complex should require that the insurance proceeds payable as a result of said fire or other casualty be applied to the balance of the mortgage debt, Landlord may, at its option, terminate this Lease and the term and estate hereby granted by notifying Tenant in writing of such termination within sixty (60) days after the date such insurance proceeds are applied to such mortgage debt, in which event the Base Rental hereunder shall be abated as of the date of such damage. If Landlord does not thus elect to terminate this Lease, Landlord shall within one hundred eighty (180) days after the date of such damage commence to repair and restore the Complex and shall proceed with reasonable diligence to restore the Complex (except that Landlord shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair, or replace any part of Tenant's furniture or furnishings or fixture and equipment removable by Tenant under the provisions of this Lease, but such work shall not exceed the scope of the work done by Landlord in originally constructing the Complex and installing Building standard items in the Premises, nor shall Landlord in any event be required to spend for such work an amount in excess of the insurance proceeds actually received by Landlord as a result of the fire or other casualty. Tenant agrees that promptly after completion of such work by Landlord, Tenant will proceed with reasonable diligence and at Tenant's sole cost and expense to restore, repair and replace all alterations, additions, improvements, fixtures and equipment installed by Tenant. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject tote provisions of the next sentence, Landlord shall allow Tenant a fair diminution of rent during the time and to the extent the Premises are unfit for occupancy. If the Premises or any other portion of the Complex be damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, employees, or invitees, the rent hereunder shall not be diminished during the repair of such damage, and Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of the Complex caused thereby to the extent such cost and expense is not covered by insurance proceeds. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Complex or to the Premises shall be for the sole benefit of the party carrying such insurance and shall be under its sole control. Tenant shall use proceeds from insurance carried by Tenant to repair and restore Tenant's property in such manner as Tenant sees fit in its reasonable discretion.

         37. Condemnation. If the Premises shall be taken or condemned for public purpose to such extent as to render the Premises untenantable, this Lease shall, at the option of either party, cease and terminate as of the date of such taking or condemnation. Either party may exercise such option to terminate by written notice to the other party within fifteen (15) days after such taking or condemnation. All proceeds from any taking or condemnation of the Premises shall belong to and be paid to Landlord. Upon termination pursuant to this Section, Tenant shall immediately vacate the Premises.

         38. Damages from Certain Causes. Landlord shall not be liable to Tenant for any delay or for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of government body or authority, or for any damage or inconvenience which may arise through repair or alteration of, or failure to repair, any pan of the Complex or Premises necessitated by such causes. Tenant, to the fullest extent permitted under applicable law, hereby waives any claim or cause of action which may now exist or hereafter arise under any applicable deceptive trade practices law or consumer protection law or any successor statute.

         39. Notice and Cure. In the event of any act or omission by Landlord that would give Tenant the right to damages from Landlord or the right to terminate this Lease by reason of a constructive or actual eviction from all or part of the Premises or otherwise, Tenant shall not sue for such damages or exercise any such right to terminate until it shall have given written notice of such act or omission to Landlord and tonic holder(s) of the indebtedness or other obligations secured by any mortgage or deed of trust affecting the Premises, and a reasonable period of time (not to exceed sixty (60) days unless such act or omission cannot be cured in sixty (60) days and Landlord is diligently pursuing cure of such act or omission) for remedying such act or omission shall have elapsed following the giving of such notice, during which time Landlord and such holder(s), or either of them, their agents or employees, shall be entitled to enter upon the Premises and do therein whatever may be necessary to remedy such act or omission. During the period after the giving of such notice and during the remedying of such act or omission, the Base Rental payable by Tenant for such period as provided in this Lease shall be abated and apportioned only to the extent that any part of the Premises shall be untenantable.

         40. Personal Liability. The liability of Landlord any, agent of Landlord, or any of their respective officers, directors, shareholders, or employees to Tenant for or in respect of any default by Landlord under the terms of this Lease or in respect of any other claim or cause of action shall be limited to the interest of Landlord in the Complex, and Tenant agrees to look solely to Landlord's interest in the Complex for the recovery and satisfaction of any judgment against Landlord, any agent of Landlord, or any of their respective officers, directors, shareholders, and employees.

         41. Notice. Any notice, communication, request, reply or advice (hereinafter collectively called "notice") provided for in this Lease must be in writing, and shall, unless otherwise expressly provided in this Lease, be given or be served by depositing the same in the United States mail, postpaid and certified and addressed to the party to be notified, with return receipt requested, or by delivering the same in person to an officer of such party, or by consigning the same to a recognized overnight delivery service operating on a nationwide basis, addressed to the party to be notified. Notice deposited in the mail in the manner hereinabove described shall be effective, unless otherwise stated in this Lease, three (3) days after it is so deposited. Notice given in any other manner shall be effective upon delivery. The addresses for the delivery of any notices hereunder shall, until changed as herein provided, be those specified on the first page of this Lease. A party hereto may change its address by at least fifteen (15) days written notice to the other party delivered in compliance with this paragraph; provided, however, that no such notice shall be effective until actually received by the other party and provided further that during the tease Term any notice to Tenant shall be deemed duly given if delivered to Tenant at the Premises.

         42. Captions. The captions and headings appearing in this Lease are solely for convenience and shall not be given any effect in construing this Lease.

         43. Entirety and Amendments. This Lease embodies the entire contract between the parties hereto, relative to the subject matter hereof. Except as otherwise herein provided, no variations, modifications, changes, or amendments hereof shall be binding upon any party hereto unless in writing, executed by a duly authorized officer or agent of the particular party. Landlord and Tenant have fully negotiated the provisions of this Lease and, notwithstanding any rule or principle of law or equity to the contrary, no provision of the Lease shall be construed in favor of or against either party by virtue of the authorship or purported authorship thereof.

         44. Severability. If any term or provision of this Lease shall be invalid or unenforceable to any extent, the remainder of this Lease shall be not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

         45. Binding Effect. All covenants and obligations contained within this Lease shall bind and inure to the benefit of Landlord, its successors and assigns, and shall be binding upon Tenant, its permitted successors and assigns.

         46. Number and Gender of Words. All personal pronouns used in this Lease shall include the other gender, whether used in the masculine, feminine, or neuter gender, and the singular shall include the plural whenever and as often as may be appropriate.

         47. Recordation. Tenant shall not record this Lease or any memorandum thereof

         48. Governing Law. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of New Jersey.

         49. Interest Rate. All past-due rents or other sums payable by Tenant hereunder, and any sums advanced by Landlord for Tenant's account pursuant to applicable provisions hereof; shall bear interest from the date due or advanced until paid at the maximum lawful rate in effect at the time such payment was due or sum was advanced, or if there is no ascertainable maximum lawful rate then in effect, at a rate of eighteen percent (18%).

         50. Force Majeure. Whenever a period of time is herein prescribed for the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war governmental laws, regulations or restrictions, or any act, omission, delay, or neglect of Tenant or any of Tenant's employees or agents, or any other cause whatsoever beyond the control of Landlord.

         51. Rules and Regulations. Tenant shall comply with the Rules and Regulations of Landlord in the form of EXHIBIT C as well as all changes therein and additions thereto that may from time to time be adopted by Landlord for the operation and protection of the Building and the protection and welfare of its tenants and invitees. Landlord expressly reserves the right at any time and from time to time to make such reasonable changes in and additions to such Rules and Regulations, provided, however, that such changes shall not become effective and a part of this Lease until a copy thereof shall have been delivered to Tenant.

         52. Reserved Rights. Without limiting in any way Landlord's right to promulgate rules and regulations, Landlord shall have the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, persons or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim for set off or abatement of rent:

                  (a) To change the Building's and/or the Complex's name, design or street address.

                  (b) To approve, restrict, install, affix, maintain, and remove any and all signs on the exterior and interior of the Building.

                  (c) To designate and approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators and other similar equipment and to control all internal lighting that may be visible from the exterior of the Building.

                  (d) To designate, restrict and control all sources from which Tenant may obtain ice, drinking water, towels, toilet supplies, shoe shining, catering, food and beverages, or like or other services on the Premises and in general to reserve to Landlord the exclusive right to designate, limit, restrict and control any business and any service (except telephone service) in or to the Building and its tenants.

                  (e) To retain at all times, and to use in appropriate instances, keys to all doors within and to the Premises.

                  (f) To decorate and to make repairs, alterations, additions, changes or improvements, whether structural or otherwise, in and about the Complex, or any part thereof, and for such purposes to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space and corridors in the Complex, to interrupt or temporarily suspend Complex services and facilities and to change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets or other public parts of the Complex, all without abatement of rent or affecting any of Tenant's obligations hereunder, so long as the Premises are reasonably accessible. Landlord agrees to use reasonable efforts to avoid interfering with the conduct of Tenant's business within the Premises.

                  (g) To have and retain a paramount title to tile Premises free and clear of any act of Tenant purporting to burden or encumber them.

                  (h) To grant to anyone the exclusive right to conduct any business or render any service in or to the Complex, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted herein.

                  (i) To approve the weight, size and location of safes and other heavy equipment and articles in and about tile Premises and the Complex, and to require all such items and furniture and similar items to be moved into and out of the Complex and tile Premises only at such times and in such manner as Landlord shall direct in writing. Movements of Tenant's property into or out of the Complex and within the Complex are entirely at the risk and responsibility of Tenant, and Landlord reserves the right to require permits before allowing any such property to be moved into or out of the Complex.

                  (j) To prohibit the placing of vending or dispensing machines of any kind in or about the Premises without the prior written permission of Landlord.

                  (k) To have access for Landlord and other lessees of the Complex to any mail chutes located on the Premises according to the rules of the United States Postal Service.

                  (l) To take all such reasonable measures as Landlord may deem advisable for the security of the Complex and its occupants, including without limitation, tile closing of the Complex after normal business hours and on Saturdays, Sundays and holidays; subject, however, to Tenant's right to admittance when the Complex is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time which may include, by way of example but not of limitation, that persons entering or leaving the Complex, whether or not during normal business hours, identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the Complex.

         53. Approval by Landlord's Mortgagees. Landlord's execution and delivery of this Lease are expressly subject to and conditioned upon approval of all of the provisions of this Lease by any lenders furnishing financing in respect of the Building.

         54. Brokers. Tenant represents and warrants that Tenant has had no dealing with any broker other than the Trammwell Crow Company and Strategic Alliance Realty, Inc. in connection with the negotiation or execution of this Lease, and Tenant agrees to indemnify Landlord and hold Landlord harmless from any and all costs, expenses or liability for commissions or other compensation claimed by any broker or agent other than the party named above with respect to this Lease.

         55. Substitute Space. Landlord reserves the right at any time prior to tender of possession of the Premises to Tenant or during the term of this Lease after the Commencement Date and upon sixty (60) days' prior notice ("Substitution Notice") to substitute comparable space ("Substitute Space") elsewhere within the Building for the Premises. Landlord shall reimburse Tenant for all reasonable, out of pocket expenses involved in Tenant's relocation to Substitute Space.

         56. Time of Essence. Time is of the essence of this Lease and each and every provision of this Lease.

         57. Best Efforts. "Whenever in this Lease there is imposed upon Landlord the obligation to use Landlord's best efforts or reasonable efforts or diligence, Landlord will be required to exert such efforts or diligence only to the extent the same are economically feasible and will not impose upon Landlord extraordinary financial or other burdens.

         58. No Reservation. Submission by Landlord of this instrument to Tenant for examination or signature does not constitute a reservation of or option for lease. This Lease will be effective as a lease or otherwise only upon execution and delivery by both Landlord and Tenant.

         59. Consents. In all circumstances under this Lease where the pnor consent of one party (the "consenting party"), whether it be Landlord or Tenant, is required before the other party (the "requesting party") is authorized to take any particular type of action, such consent shall not be withheld in a wholly unreasonable and arbitrary manner; however, the requesting parry agrees that its exclusive remedy if it believes that consent has been withheld improperly (including, but not limited to, consent required from Landlord pursuant to Section 23) shall be to institute litigation either for a declaratory judgment or for a mandatory injunction requiring that such consent be given (with the requesting party hereby waiving any claim for damages, attorneys' fees or any other remedy unless the consenting party refuses to comply with a court order or judgment requiring it to grant its consent).

         60. Legal Authority. If Tenant is a corporation (including any form of professional association), then each individual executing or attesting this Lease on behalf of such corporation covenants, warrants and represents that he is duly authorized to execute or attest and deliver this Lease on behalf of such corporation. If Tenant is a partnership (general or limited) or limited liability company, then each individual executing this Lease on behalf of the partnership or company hereby covenants, warrants and represents that he is duly authorized to execute and deliver this Lease on behalf of the partnership or company in accordance with the partnership agreement or membership agreement, as the case may be, or an amendment thereto, now in effect.

         61. Hazardous Materials. (a) During the term of this Lease, Tenant shall comply with all Environmental Laws and Environmental Permits (each as defined in Section 61(d) hereof) applicable to the operation or use of the Premises, will cause all other persons occupying or using the Premises to comply with all such Environmental Laws and Environmental Permits, and will immediately pay or cause to be paid all costs and expenses incurred by reason of such compliance.

                  (b) Tenant shall not generate, use, treat, store, handle, release or dispose of; or permit the generation, use, treatment, storage, handling, release or disposal of Hazardous Materials (as defined in Section 61(d) hereof) on the Premises, or the Complex, or transport or permit the transportation of Hazardous Materials to or from the Premises or the Complex except for limited quantities used or stored at the Premises and required in connection with the routine operation and maintenance of the Premises, and then only upon the written consent of Landlord and in compliance with all applicable Environmental Laws and Environmental Permits.

                  (c) Tenant agrees to defend, indemnify and hold harmless Landlord from and against all obligations (including removal and remedial actions), losses, claims, suits, judgments, liabilities, penalties, damages (including consequential and punitive damages), costs and expenses (including attorneys' and consultants' fees and expenses) of any kind or nature whatsoever that may at any time be incurred by, imposed on or assessed against such Indemnitees directly or indirectly based on, or arising or resulting from (a) the actual or alleged presence of Hazardous Materials on the Complex which is caused or permitted by Tenant and (b) any Environmental Claim relating in any way to Tenant's operation or use of the Premises (the "Hazardous Materials Indemnified Matters"). The provisions of this Section 61 shall survive the expiration or sooner termination of this lease.

                  (d) As used herein, the following terms shall have the following meanings: "Hazardous Materials" means (i) petroleum or petroleum products, natural or synthetic gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and radon gas; (ii) any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes, "'toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar import, under any applicable Environmental Law; and (iii) any other substance exposure which is regulated by any governmental authority. "Environmental Law" means any federal, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. 'SS''SS' 9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. 'SS''SS' 6901 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. 'SS''SS' 1801 et seq.; the Clean Water Act 33 U.S.C. 'SS''SS' 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. 'SS''SS' 2601 et seq.; the Clean Air Act, 42 U.S.C. 'SS''SS' 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. 'SS''SS' 300f et seq.; the Atomic Energy Act, 42 U.S.C. 'SS''SS' 2011 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7U.S.C. 'SS''SS' 136 et seq.; the Occupational Safety and Health Act, 29 U.S.C. 'SS''SS' 651 et seq. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations, proceedings, consent orders or consent agreements relating in any way to any Environmental Law or any Environmental Permit, including without limitation (i) any and all Environmental Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Environmental Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment. "Environmental Permits" means all permits, approvals, identification numbers, licenses and other authorizations required under any applicable Environmental Law.

         62. Waiver of Jury Trial. LANDLORD AND TENANT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LEASE OR ANY DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER PARTY ARISING OUT OF OR RELATED IN ANY MANNER WITH THE PREMISES (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS LEASE OR ANY CLAIMS OR DEFENSES ASSERTING THAT THIS LEASE WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR LANDLORD TO ENTER AND ACCEPT THIS LEASE.

         63. Exhibits. Riders and Addenda. Exhibits A and B and any other exhibits, riders and addenda attached hereto are incorporated herein and made a part of this Lease for all purposes.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts as of the date and year first above written.

                             LANDLORD:

                             COMMERCE CENTER HOLDINGS, INC.,
                             a Delaware corporation

                             By:      GE CAPITAL REALTY GROUP INC.,
                                      a Texas Corporation, Its Servicer


                                      By: ______________________________________

                                             Name: _____________________________

                                             Title: V.P. _______________________



                             TENANT:

                             TOTALTEL COMMUNICATIONS, INC.,
                             a New Jersey corporation


                                      By:
                                          --------------------------------------

                                             Name: Dennis Spina
                                                   -----------------------------

                                             Title: President & CEO
                                                    ----------------------------

                                   EXHIBIT "A"

                            DESCRIPTION OF PROPERTY

ALL THAT CERTAIN tract or parcel of land SITUATE in the Township of Cherry Hill, County of Camden, and State of New Jersey, being more particularly described as follows:

BEGINNING at a point at the intersection of the Southeasterly line of Haddonfield Road (as measured 33.00 feet from the original centerline) and the Northeasterly line of Chapel Avenue (as measured 35.00 feet from the original centerline) and from said beginning point runs; thence, along said Haddonfield Road (1) N. 19[d] 19' 50" E. 301,00 feet to a point corner to lands now or formerly of Cherry Hill Inn, Inc. thence, along the same (2) S. 74[d] 23'
41" E. 334.68 feet to a point corner to a 5.130 acre tract of land; thence, along the same the following ten courses (3) S. 04[d] 00' 39" W. 245.75 feet to a point; thence (4) S. 40[d] 59' 21" E. 160.00 feet to a point;
thence (5) S. 85[d] 59' 21" E. 188.09 feet to a point; thence (6) S.
40[d] 59' 21" E. 20.42 feet to a point; thence (7) S. 49[d] 00' 39" W.
97.00 feet to a point; thence (8) S. 40[d] 59'" 21 E. 240.00 feet to a point; thence (9) S. 49[d] 00' 39" W. 8.00 feet to a point; thence (10) S.
40[d] 59' 21" E. 44.27 feet to a point in the Northwesterly line of an access easement; thence, along the same (11) S. 19[d] 19' 51" W. 39.08 feet to a point of curvature in the same; thence, still along the same on a curve to the right with a radius of 600.00 feet (12) Southwestwardly, an arc distance of
279.75 feet to a point in the aforementioned line of Chapel Avenue; thence along the same (13) N. 40[d] 59' 21" West 999.09 feet to the point and place of beginning.

SAID ABOVE DESCRIBED tract of land containing within said bounds 7.910 Acres.

BEING 1800 and 1810 Chapel Avenue, West.

                                    EXHIBIT C

                         BUILDING RULES AND REGULATIONS

         1. Landlord will provide and maintain an alphabetical directory board on the ground floor of the Building and allot one (1) name strip to Tenant's use.

         2. Tenant will refer all contractors, contractors' representatives and installation technicians rendering any service to Tenant, to Landlord's supervision, approval, and control before performance of any contractual service. This provision shall apply to all work performed in the Building including the installation of telephones, telegraph equipment, electrical devices, and attachments, and all installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

         3. Movement in or out of the Building of furniture or office equipment or the dispatch or receipt by Tenant of any merchandise or materials which require the use of elevators or stairways or the movement through Building entrances or lobbies shall be restricted to hours designed by Landlord. All such movement shall be under the supervision of Landlord and shall be performed in the manner agreed upon in writing between Tenant and Landlord before performance. Such agreement initialed by Tenant will include the determination by Landlord, and such movement shall be subject to Landlord's sole decision and control, in regard to the time, method, and routing of movement, limitations imposed by safety or other concerns which may prohibit any article, equipment or any other item from being brought into the Building. Tenant shall assume all risk as to damage to articles moved and injury to persons or public property, and personnel of Landlord if damaged or injured as a result of acts in connection with such service performed for Tenant.

         4. Unless otherwise expressly agreed in writing by Landlord, (i) no signs will be allowed in any form on the exterior of the Building or the interior or exterior of windows, (ii) no signs except in uniform location and uniform style fixed by Landlord will be permitted in the public corridors or on corridor doors or entrances to Tenant's space, and (iii) the construction and/or installation of all authorized signs will be contracted for by Landlord for Tenant at the rate fixed by Landlord from time to time and Tenant will be billed and pay for such service promptly on receipt thereof

         5. No portion of Tenant's Premises or any other part of the Building shall at any time be used or occupied as sleeping or lodging quarters.

         6. Tenant shall not place, install or operate on the Premises or in any part of the Building, any engine, stove, or machinery, or conduct mechanical operations. or cook thereon or therein, or place or use in or about the Premises any explosives, gasoline, kerosene, oil, acids, caustics, or any other inflammable, explosive, or hazardous material without written consent of Landlord.

         7. Landlord shall not be responsible for lost or stolen personal property, equipment, money or jewelry from Tenant's area or public rooms regardless of whether such loss occurs when such area is locked against entry or not.

         8. Landlord will not permit entrance to Tenant's offices by use of pass keys controlled by Landlord to any person at any time without the prior 'written permission of Tenant except only employees, contractors, or service personnel directly supervised by Landlord.

         9. None of the entries, passages, doors, elevators, elevator doors, hallways, or stairways shall be blocked or obstructed, nor shall any rubbish, litter, trash, or material of any nature be placed, emptied or thrown into these areas, nor shall such areas be used at any time except for ingress and egress by Tenant, Tenant's agents, employees, or invitees.

         10. Tenant shall not do, or permit anything to be done in or about the Building, or bring or keep anything therein that will in any way increase the rate of fire or other insurance on the Building, or on property kept therein, or obstruct or interfere with the rights of, or otherwise injure or annoy, other tenants, or do anything contrary to or in conflict with valid laws, rules or regulations of any municipal or governmental authority or Ewe, safety or building authority or regulation.

         11. Should a tenant require telegraphic, telephonic, annunciator, or data processing equipment, prior approval of such equipment and such equipment's location by Landlord will be required. Contractors performing installation shall submit plans and receive Landlord's approval on method of installation and will be subject to Landlord's supervision on location and means of making cuts or wiring procedure.

         12. Landlord specifically reserves the right to refuse admittance to the Building from 6:00 p.m. to 7:00 am. daily, or on Sundays or legal holidays, to any person who cannot furnish satisfactory identification, or to any person who, for any other reason in the Landlord's judgment, should be denied access to the Premises. Landlord, for the protection of the tenants and their effects, may prescribe hours and intervals during the night, on Sundays and holidays, when all persons entering and departing the Building shall be required to enter their names, the offices to which they are going or from which the are leaving, arid the time of entrance or departure in a register provided for that purpose by Landlord.

         13. Landlord reserves the right to rescind any of these rules and make such other and further rules and regulations as in Landlord's reasonable judgment shall from time to time be needful for the operation thereof, the preservation of good order therein, and the protection and comfort of its tenants, their agents, employees and invitees, which rules when made and notice thereof given to a tenant shall be binding upon Tenant in the manner as if originally prescribed.

         14. All lettering and signage appearing on or visible from the exterior of the Premises shall be subject to the prior written approval of Landlord.

         15. The normal business hours for the building are 8:00a.m. to 6:00p.m. on Mondays through Fridays and 8:00 a.m. to 12:00 noon on Saturdays exclusive of holidays.

         16. The term "holiday" shall include all days on which national banks in the municipality in which the building is located are closed to the general public. This shall include but not be limited to New Years Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                              EXHIBIT C -- Page 1

                                    EXHIBIT D

                                   WORK LETTER

         It is agreed that Landlord will complete construction of the initial premises in accordance with the following terms and provisions:

         1. A. No later than seven (7) days after the Lease is signed by Landlord and Tenant, Tenant shall submit to Landlord, Tenant's proposed complete, architectural, electrical and mechanical plans and specifications (the "Plans") for the construction of tenant improvements to the Premises. Landlord shall make available to Tenant the services of its Architect to assist Tenant in the preparation of the plans, which shall be subject to Landlord's final approval. The cost of preparing the Plans shall be applied against the Allowance (as hereinafter defined).

                  B. Within five (5) days following the date of Landlord's receipt of the Plans, Landlord will advise Tenant of Landlord's approval or disapproval of the Plans. If Landlord disapproves any aspect of the Plans, Landlord shall so notify Tenant and specify the reasons for such disapproval. Landlord may also specify how any such disapproved item may be made reasonably acceptable to Landlord, and Tenant shall, within five (5) days thereafter, deliver to Landlord revised Plans incorporating the revisions required by Landlord.

         2. Following the approval in writing by Landlord and Tenant of the Plans, Landlord shall construct the tenant improvements contemplated hereby (collectively, the "Leasehold Improvements"), in accordance with the Plans. The cost of the Improvements for the purpose of billing shall equal the cost to Landlord of designing and constructing such Improvements (including any contractor's fee and the cost of supervision and coordination).

         All costs and expenses incurred in the design and construction of the Leasehold Improvements shall be borne by Tenant, including requirements under the Americans with Disabilities Act of 1990 and the New Jersey Handicapped Access Law (N.J.S.A. 52:32-4 et seq.) and the regulations promulgated thereunder (and are hereinafter referred to as "Tenant's Costs"); provided, however, that Tenant shall receive a tenant improvement allowance (the "Allowance") of up to $4,815.00, to be credited against the billing costs of constructing all Improvements in the Premises. Any excess ("Excess") of Tenant's Costs over the Allowance shall be payable as follows:

                  (a) Tenant shall pay, within five(S) days from delivery of Landlord's invoice to Tenant therefor, to Landlord prior to the commencement of construction of the Improvements, an amount equal to fifty percent (50%) of such Excess (as then estimated by Landlord);

                  (b) After substantial completion of the Improvements, but prior to occupancy of the Premises by Tenant, Tenant shall pay to Landlord, within five (5) days from delivery of Landlord's invoice to Tenant therefor, an amount equal to eighty percent (80%) of the Excess as then estimated by Landlord, less payments received by Landlord according to (a) above;

                  (c) As soon as the final accounting can be prepared and submitted to Tenant, Tenant shall pay to Landlord, within five (5) days from delivery of Landlord's invoice to Tenant therefor, the entire unpaid balance of the actual Excess based on the final costs to Landlord as described in Paragraph 2 hereof.

The amounts payable hereunder shall constitute rent due pursuant to this Lease at the times specified herein, and failure to make any such payments when due shall constitute an event of default under this Lease, entitling Landlord to all of its remedies hereunder as well as all remedies otherwise available to Landlord.

         3. If Tenant requests any changes in the Plans, Tenant shall present Landlord with revised drawings and specifications for Landlord's approval, which approval will not be unreasonably withheld. If Landlord approves such. changes, Landlord shall incorporate such changes in the Improvements following Landlord's receipt of a change order therefor executed by Tenant. Landlord, however, may require, prior to proceeding with any changes, additional cash advances against the Excess in the event Landlord determines that Tenant's proposed changes will increase the amount of the Excess.

         4. Should Landlord be delayed in substantially completing the work to be performed hereunder as a result of (i) Tenant's failure to submit the Plans to Landlord as provided in Paragraph 1 hereof or (ii) Tenant's requests for changes in the Plans which delay said work or (iii) the performance of any work contemplated herein by a contractor or agent employed by Tenant (any such contractor or agent being subject to the prior 'written approval of Landlord) or
(iv) any other delay caused by Tenant, its agents or employees, then Tenant's obligation to pay rent under the Lease shall nevertheless commence on the date specified in Paragraph 1(d) of this Lease and the Commencement Date under this Lease shall not be delayed, unless such delays for which Tenant is responsible are in addition to delays for which Landlord is responsible, in which case the Commencement date and rental commencement date under this Lease shall be extended for the period of delays for which Landlord was responsible,

         5. For the purposes of this Work Letter, the term "substantial completion" of the Improvements or of the work of constructing such Improvements shall mean completion of such Improvements in all material respects excepting only minor finish and touch-up work which does not interfere with the occupancy of the Premises by Tenant, as determined by the Architect, whose determination shall be binding upon Landlord and Tenant. To the extent substantial completion is delayed by any act or omission of Tenant or its employees, agents or contractors, the date of substantial completion shall be the date determined by Landlord's space planner or architect when substantial completion would have been achieved if such Tenant delay had not taken place.

                              EXHIBIT D -- Page 1

                                    EXHIBIT E

                                PARKING AGREEMENT


         1. During the initial term of this Lease, provided no event of default has occurred under this Lease, Landlord agrees to make available to Tenant for the use of its employees four (4) nonreserved parking spaces (the "Spaces") located within the Building's parking lot.

         2. The monthly parking charges for the Spaces will be $0.00 per Space for the initial term of this Lease.

         3. All motor vehicles (including all contents thereof) shall be parked in the Spaces at the sole risk of Tenant, its employees, agents, invitees and licensees, it being expressly agreed and understood that Landlord has no duty to insure any of said motor vehicles (including the contents thereof), and that Landlord is not responsible for the protection and security of such vehicles from theft and/or malicious mischief or any other cause of damage, injury or harm Landlord shall have no liability whatsoever for any property damage and/or personal injury which might occur as a result of or in connection with tile parking of said motor vehicles in any of the Spaces (unless arising out of Landlord's gross negligence), and Tenant hereby agrees to indemnify, defend, and hold Landlord harmless from and against any and all costs, claims, expenses, and/or causes of action attributable to the negligence, acts or omissions of any party whom Tenant permits to use any of the Spaces.

         4. In its use of the Spaces, Tenant and any parry whom Tenant permits to use any of the Spaces shall follow all of the rules of the Building applicable thereto, as the same may be reasonably amended from time to time, and any failure to do so shall constitute an event of default hereunder.

         5. To ensure that only those parties leasing spaces are utilizing such parking spaces, Tenant shall provide Landlord with a complete list of the names of all of Tenant's employees, which list shall contain the corresponding license plate numbers of those automobiles owned, leased or used by each of said employees. Such list shall be updated by Tenant periodically, as necessary, and shall contain a specific designation as to which automobiles are entitled to use the Spaces. If an automobile not designated on the above list as being entitled to use one of the Spaces is found parked in any of the Spaces, Landlord shall be entitled and is hereby authorized to have said vehicles towed away, at Tenant's sole risk and expense. Tenant hereby agrees to pay any such amount and Tenant's failure to do so within ten (10) days from Landlord's demand therefor shall additionally be deemed an event of default under this Lease, entitling Landlord to all of its rights and remedies hereunder.

         6. Landlord may use a controlled access system for the Building's parking lot and shall have the right to modify any such system from time to time.

                              EXHIBIT E -- Page 1

                                    EXHIBIT F

                                 RENEWAL OPTION

         Tenant shall have the right to renew the term of this Lease for one (1) three (3)-year term upon prior written notice ("Tenant's Election Nonce )to Landlord given not sooner than fifteen (15) months nor later than nine (9) months prior to the expiration of the initial term of this Lease; provided that at the time Tenant gives such notice to Landlord and for the remainder of the initial term of this Lease (i) this Lease has not been assigned and Tenant continues to occupy at least eighty percent (80%) of the Net Rentable Area of the Premises and (ii) Tenant is not in default hereunder. During the renewal term, the provisions of this Lease, as it may be amended in writing prior to the date of the commencement of such renewal term shall continue in effect except that Tenant shall occupy the Premises in its then "as is" condition and there shall be no abatement of rent, nor shall there be credit or allowances given to Tenant for improvements to the Premises and the Base Rental will be an amount equal to whatever monthly rental (plus whatever periodic adjustments) Landlord is then quoting to prospective tenants for new leases of comparable space in the Building for a comparable term (as confirmed by written statement to Tenant by a representative of Landlord), or if no comparable space exists in the Building, then one hundred percent (100%) of the prevailing market rate of rent for comparable space with comparable finish-out in comparable office buildings within the township of Cherry Hill, New Jersey as of the expiration of the initial Lease Term of this Lease (as confirmed by written statement to Tenant by a representative of Landlord). It is understood and agreed that Tenant's submittal of Tenant's Election Notice shall bind Tenant to a three (3)-year extension of this Lease.





                             EXHIBIT F -- Page 1